UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2014

Brainstorm Cell Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54365	20-8133057
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

605 Third Avenue, 34th Floor
New York, NY	10158
(Address of principal executive offices)	(Zip Code)

(646) 666-3188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 10, 2014 at 8:45 a.m. Eastern Time, Brainstorm Cell Therapeutics Inc. (the “Company”) will hold a conference call pursuant to notice previously given on June 5, 2014 via press release. Callers may participate in the conference call by dialing:

USA: 1-888-407-2553

Canada: 1-866-485-2399

Israel: 03-918-0644

International: +972-3-918-0644

Mr. Chaim Lebovits, the Company's President, and other senior management members are expected to provide an update to stockholders and discuss major Company developments, including:

•	Commencement of the Company’s Phase II ALS clinical trial announced on June 6, 2014;
•	Changes in Company management, including the appointment of Tony Fiorino, MD, PhD as its new Chief Executive Officer as announced on June 9, 2014; and
•	Pre-clinical study in autism.

A recording of the conference call will be posted by Wednesday, June 11, 2014 on the Company's website: www.brainstorm-cell.com.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 10, 2014	Brainstorm Cell Therapeutics Inc.

	By:	/s/ Chaim Lebovits Chaim Lebovits
President